As filed with the Securities and Exchange Commission on June 10, 2010

Registration No. 333-167345

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

to

FORM S-4

REGISTRATION STATEMENT

Under

The Securities Act of 1933

THE MCCLATCHY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	2711	52-2080478
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

2100 “Q” Street,

Sacramento, California 95816

(916) 321-1846

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Karole Morgan-Prager, Esq.

Corporate Secretary and General Counsel

The McClatchy Company

2100 Q Street

Sacramento, CA 95816

(916) 321-1828

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Katharine A. Martin, Esq.

Michael A. Occhiolini, Esq.

Wilson Sonsini Goodrich & Rosati

Professional Corporation

650 Page Mill Road

Palo Alto, CA 94304

(650) 493-9300

(Exact name of additional registrant as specified in its charter)	(State or other jurisdiction of incorporation or formation)	(Primary Standard Industrial Classification Code)	(I.R.S. Employer Identification Number)
Aboard Publishing, Inc.	Florida	2711	65-1051606
Anchorage Daily News, Inc.	Alaska	2711	92-0071348
Bellingham Herald Publishing, LLC	Delaware	2711	59-0184700
Belton Publishing Company, Inc.	Missouri	2711	43-1412853
Biscayne Bay Publishing, Inc.	Florida	2711	65-1051521
Cass County Publishing Company	Missouri	2711	43-0891076
Columbus Ledger-Enquirer, Inc.	Georgia	2711	58-0376130
Cypress Media, Inc.	New York	2711	37-0742453
Cypress Media, LLC	Delaware	2711	65-0764225
East Coast Newspapers, Inc.	South Carolina	2711	68-0201685
Gulf Publishing Company, Inc.	Mississippi	2711	64-0469077
HLB Newspapers, Inc.	Missouri	2711	43-1675371
Idaho Statesman Publishing, LLC	Delaware	2711	59-0184700
Keltatim Publishing Company, Inc.	Kansas	2711	48-1161908
Keynoter Publishing Company, Inc.	Florida	2711	59-0789679
Lee’s Summit Journal, Incorporated	Missouri	2711	44-0534462
Lexington H-L Services, Inc.	Kentucky	2711	61-1353956
Macon Telegraph Publishing Company	Georgia	2711	58-0333650
Mail Advertising Corporation	Texas	2711	75-2588187
McClatchy Interactive LLC	Delaware	2711	52-2360845
McClatchy Interactive West	Delaware	2711	65-0683075
McClatchy Investment Company	Delaware	2711	51-0274877
McClatchy Management Services, Inc.	Delaware	2711	52-2360846
McClatchy Newspapers, Inc.	Delaware	2711	94-0666175
McClatchy U.S.A., Inc.	Delaware	2711	65-0732197
Miami Herald Media Company	Delaware	2711	38-0723657
Newsprint Ventures, Inc.	California	2711	68-0041100
Nittany Printing and Publishing Company	Pennsylvania	2711	24-0676050
Nor-Tex Publishing, Inc.	Texas	2711	75-1109443
Olympian Publishing, LLC	Delaware	2711	59-0184700
Olympic-Cascade Publishing, Inc.	Washington	2711	68-0098889
Pacific Northwest Publishing Company, Inc.	Florida	2711	59-0184700
Quad County Publishing, Inc.	Illinois	2711	37-1225856
San Luis Obispo Tribune, LLC	Delaware	2711	20-5001401
Star-Telegram, Inc.	Delaware	2711	22-3148254
Tacoma News, Inc.	Washington	2711	68-0099037
The Bradenton Herald, Inc.	Florida	2711	59-1487839
The Charlotte Observer Publishing Company	Delaware	2711	56-0612746
The News and Observer Publishing Company	North Carolina	2711	56-0338580
The State Media Company	South Carolina	2711	57-0477517
The Sun Publishing Company, Inc.	South Carolina	2711	57-0564988
Tribune Newsprint Company	Utah	2711	87-0415831
Wichita Eagle and Beacon Publishing Company, Inc.	Kansas	2711	48-0571718
Wingate Paper Company	Delaware	2711	68-0068249

(Address, including zip code, and telephone number, including area code, of each additional Registrant’s principal executive offices)

2100 “Q” Street,

Sacramento, California 95816

(916) 321-1846

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one)

☐	Large accelerated filer	☒	Accelerated filer

☐	Non-accelerated filer (Do not check if a smaller reporting company)	☐	Smaller reporting company

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

☐  Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)

☐  Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)
11.50% Senior Secured Notes due 2017	$875,000,000	100%	$875,000,000	$62,387.50(4)
Guarantees of 11.50% Senior Secured Notes due 2017(2)	— (3)	— (3)	— (3)	— (3)

(1)	Represents the maximum principal amount at maturity of 11.50% Senior Secured Notes due 2017 that may be issued pursuant to the exchange offer described in this registration statement. The statement fee was calculated pursuant to Rule 457(f) under the Securities Act of 1933.
(2)	The guarantors are U.S. wholly-owned subsidiaries of The McClatchy Company and have guaranteed the notes being registered.
(3)	Pursuant to Rule 457(n) under the Securities Act of 1933, no separate fee is payable for the guarantees of the notes.
(4)	Previously paid.

The registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a) may determine.

Explanatory Note

This Amendment No. 2 is being filed for the purpose of filing Exhibit 5.2.3 to the Registration Statement (Commission File No. 333-167345). No changes or additions are being made hereby to the Prospectus constituting Part I of the Registration Statement (not included herein) or to Items 20 or 22 of Part II of the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 20.	Indemnification of Directors and Officers

Section 145 of the General Corporation Law of the State of Delaware permits a corporation to include in its charter documents, and in agreements between the corporation and its directors and officers, provisions expanding the scope of indemnification beyond that specifically provided by the current law.

Article Seventh of the registrant’s Restated Certificate of Incorporation provides for the indemnification of directors for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the registrant or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

The registrant has entered into indemnification agreements with its directors and executive officers, in addition to indemnification provided for in the registrant’s Restated Certificate of Incorporation, and intends to enter into indemnification agreements with any new directors and executive officers in the future.

The general effect of Section 145 of the General Corporation Law of the State of Delaware, the registrant’s charter documents and the indemnification agreements is to provide indemnification to officers and directors for liabilities that may arise by reason of their status as officers or directors, other than liabilities arising from willful or intentional misconduct, acts or omissions not in good faith, unlawful distributions of corporate assets or transactions from which the officer or director derived an improper personal benefit.

There is no litigation pending or, to the best of the registrant’s knowledge, threatened which might or could result in a claim for indemnification by a director or officer.

Item 21.	Exhibits and Financial Statement Schedules

(a) Exhibits

The following is a list of all exhibits filed as a part of this registration statement on Form S-4, including those incorporated by reference:

Exhibit Number	Description of Exhibit	If Incorporated by Reference, Document with which Exhibit was Contained herein with SEC

3.1.1	Restated Certificate of Incorporation of The McClatchy Company	Incorporated by reference from Exhibit 3.1 to the registrant’s Quarterly Report on Form 10-Q filed July 27, 2006

3.1.2	Articles of Incorporation of Aboard Publishing, Inc.	Previously filed

3.1.3	Articles of Incorporation of Anchorage Daily News, Inc.	Previously filed

3.1.4	Certificate of Formation of Bellingham Herald Publishing, LLC	Previously filed

3.1.5	Articles of Incorporation of Belton Publishing Company, Inc.	Previously filed

3.1.6	Articles of Incorporation of Biscayne Bay Publishing, Inc.	Previously filed

3.1.7	Articles of Incorporation of Cass County Publishing Company	Previously filed

Exhibit Number	Description of Exhibit	If Incorporated by Reference, Document with which Exhibit was Contained herein with SEC

3.1.8	Articles of Incorporation of Columbus Ledger-Enquirer, Inc.	Previously filed

3.1.9	Certificate of Incorporation of Cypress Media, Inc.	Previously filed

3.1.10	Certificate of Formation of Cypress Media, LLC	Previously filed

3.1.11	Articles of Incorporation of East Coast Newspapers, Inc.	Previously filed

3.1.12	Articles of Incorporation of Gulf Publishing Company, Inc.	Previously filed

3.1.13	Articles of Incorporation of HLB Newspapers, Inc.	Previously filed

3.1.14	Certificate of Formation of Idaho Statesman Publishing, LLC	Previously filed

3.1.15	Articles of Incorporation of Keltatim Publishing Company, Inc.	Previously filed

3.1.16	Certificate of Incorporation of Keynoter Publishing Company, Inc.	Previously filed

3.1.17	Articles of Incorporation of Lee’s Summit Journal, Incorporated	Previously filed

3.1.18	Articles of Incorporation of Lexington H-L Services, Inc.	Previously filed

3.1.19	Articles of Incorporation of Macon Telegraph Publishing Company	Previously filed

3.1.20	Articles of Incorporation of Mail Advertising Corporation	Previously filed

3.1.21	Certificate of Formation of McClatchy Interactive LLC	Previously filed

3.1.22	Certificate of Incorporation of McClatchy Interactive West	Previously filed

3.1.23	Certificate of Incorporation of McClatchy Investment Company	Previously filed

3.1.24	Certificate of Incorporation of McClatchy Management Services, Inc.	Previously filed

3.1.25	Certificate of Incorporation of McClatchy Newspapers, Inc.	Previously filed

3.1.26	Certificate of Incorporation of McClatchy U.S.A., Inc.	Previously filed

3.1.27	Certificate of Incorporation of Miami Herald Media Company	Previously filed

3.1.28	Articles of Incorporation of Newsprint Ventures, Inc.	Previously filed

3.1.29	Articles of Incorporation of Nittany Printing and Publishing Company	Previously filed

3.1.30	Articles of Incorporation of Nor-Tex Publishing, Inc.	Previously filed

3.1.31	Certificate of Formation of Olympian Publishing, LLC	Previously filed

3.1.32	Articles of Incorporation of Olympic-Cascade Publishing, Inc.	Previously filed

3.1.33	Certificate of Incorporation of Pacific Northwest Publishing Company, Inc.	Previously filed

3.1.34	Articles of Incorporation of Quad County Publishing, Inc.	Previously filed

3.1.35	Certificate of Formation of San Luis Obispo Tribune, LLC	Previously filed

3.1.36	Certificate of Incorporation of Star-Telegram, Inc.	Previously filed

3.1.37	Articles of Incorporation of Tacoma News, Inc.	Previously filed

3.1.38	Articles of Incorporation of The Bradenton Herald, Inc.	Previously filed

Exhibit Number	Description of Exhibit	If Incorporated by Reference, Document with which Exhibit was Contained herein with SEC

3.1.39	Certificate of Incorporation of The Charlotte Observer Publishing Company	Previously filed

3.1.40	Articles of Incorporation of The News and Observer Publishing Company	Previously filed

3.1.41	Certificate of Incorporation of The State Media Company	Previously filed

3.1.42	Articles of Incorporation of The Sun Publishing Company, Inc.	Previously filed

3.1.43	Articles of Incorporation of Tribune Newsprint Company	Previously filed

3.1.44	Restated and Amended Articles of Incorporation of Wichita Eagle and Beacon Publishing Company, Inc.	Previously filed

3.1.45	Certificate of Incorporation of Wingate Paper Company	Previously filed

3.2.1	Amended and Restated Bylaws of The McClatchy Company	Incorporated by reference from Exhibit 3.2 to the registrant’s Current Report on Form 8-K filed June 28, 2006

3.2.2	Bylaws of Aboard Publishing, Inc.	Previously filed

3.2.3	Bylaws of Anchorage Daily News, Inc.	Previously filed

3.2.4	Limited Liability Company Agreement of Bellingham Herald Publishing, LLC	Previously filed

3.2.5	Amended and Restated Bylaws of Belton Publishing Company, Inc.	Previously filed

3.2.6	Bylaws of Biscayne Bay Publishing, Inc.	Previously filed

3.2.7	Amended and Restated Bylaws of Cass County Publishing Company	Previously filed

3.2.8	Bylaws of Columbus Ledger-Enquirer, Inc.	Previously filed

3.2.9	Amended and Restated Bylaws of Cypress Media, Inc.	Previously filed

3.2.10	Limited Liability Company Agreement of Cypress Media, LLC	Previously filed

3.2.11	Bylaws of East Coast Newspapers, Inc.	Previously filed

3.2.12	Bylaws of Gulf Publishing Company, Inc.	Previously filed

3.2.13	Amended and Restated Bylaws of HLB Newspapers, Inc.	Previously filed

3.2.14	Limited Liability Company Agreement of Idaho Statesman Publishing, LLC	Previously filed

3.2.15	Bylaws of Keltatim Publishing Company, Inc.	Previously filed

3.2.16	Bylaws of Keynoter Publishing Company, Inc.	Previously filed

3.2.17	Bylaws of Lee’s Summit Journal, Incorporated	Previously filed

3.2.18	Amended and Restated Bylaws of Lexington H-L Services, Inc.	Previously filed

3.2.19	Bylaws of Macon Telegraph Publishing Company	Previously filed

3.2.20	Amended and Restated Bylaws of Mail Advertising Corporation	Previously filed

3.2.21	Limited Liability Company Operating Agreement of McClatchy Interactive LLC	Previously filed

3.2.22	Bylaws of McClatchy Interactive West	Previously filed

Exhibit Number	Description of Exhibit	If Incorporated by Reference, Document with which Exhibit was Contained herein with SEC

3.2.23	Bylaws of McClatchy Investment Company	Previously filed

3.2.24	Bylaws of McClatchy Management Services, Inc.	Previously filed

3.2.25	Bylaws of McClatchy Newspapers, Inc.	Previously filed

3.2.26	Bylaws of McClatchy U.S.A., Inc.	Previously filed

3.2.27	Bylaws of Miami Herald Media Company	Previously filed

3.2.28	Bylaws of Newsprint Ventures, Inc.	Previously filed

3.2.29	Bylaws of Nittany Printing and Publishing Company	Previously filed

3.2.30	Bylaws of Nor-Tex Publishing, Inc.	Previously filed

3.2.31	Limited Liability Company Agreement of Olympian Publishing, LLC	Previously filed

3.2.32	Bylaws of Olympic-Cascade Publishing, Inc.	Previously filed

3.2.33	Bylaws of Pacific Northwest Publishing Company, Inc.	Previously filed

3.2.34	Bylaws of Quad County Publishing, Inc.	Previously filed

3.2.35	Operating Agreement of San Luis Obispo Tribune, LLC	Previously filed

3.2.36	Bylaws of Star-Telegram, Inc.	Previously filed

3.2.37	Bylaws of Tacoma News, Inc.	Previously filed

3.2.38	Bylaws of The Bradenton Herald, Inc.	Previously filed

3.2.39	Bylaws of The Charlotte Observer Publishing Company	Previously filed

3.2.40	Bylaws of The News and Observer Publishing Company	Previously filed

3.2.41	Amended and Restated Bylaws of The State Media Company	Previously filed

3.2.42	Bylaws of The Sun Publishing Company, Inc.	Previously filed

3.2.43	Bylaws of Tribune Newsprint Company	Previously filed

3.2.44	Bylaws of Wichita Eagle and Beacon Publishing Company, Inc.	Previously filed

3.2.45	Bylaws of Wingate Paper Company	Previously filed

4.1	Indenture dated February 11, 2010, among The McClatchy Company, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference from Exhibit 4.1 to the registrant’s Current Report on Form 8-K filed February 17, 2010

4.2	Form of 11.50% Senior Secured Notes due 2017	Contained in Exhibit 4.1

4.3	Form of Guaranty of 11.50% Senior Secured Notes due 2017	Contained in Exhibit 4.1

4.4	Registration Rights Agreement, dated as of February 11, 2010, among The McClatchy Company, the guarantors from time to time party thereto, and J.P. Morgan Securities Inc., as representative of the several initial purchasers	Incorporated by reference from Exhibit 4.2 to the registrant’s Current Report on Form 8-K filed February 17, 2010

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation (“WSGR”) relating to the validity of the securities registered hereby	Previously filed

5.2.1	Opinion of Davis Wright Termaine LLP	Previously filed

5.2.2	Opinion of Holland & Knight LLP	Previously filed

5.2.3	Opinion of Carlton Fields, P.A.	Contained herein

5.2.4	Opinion of Lewis, Rice & Fingersh, L.C. (Illinois)	Previously filed

5.2.5	Opinion of Fleeson, Gooing, Coulson & Kitch, L.L.C.	Previously filed

5.2.6	Opinion of Stoll Keenon Ogden PLLC	Previously filed

5.2.7	Opinion of Watkins Ludlam Winter & Stennis, P.A.	Previously filed

5.2.8	Opinion of Lewis, Rice & Fingersh, L.C. (Missouri)	Previously filed

5.2.9	Opinion of McGuire Woods LLP	Previously filed

5.2.10	Opinion of Eisenstein & Bower, LLP	Previously filed

5.2.11	Opinion of Wyche, Burgess, Freeman & Parham, P.A.	Previously filed

5.2.12	Opinion of Holland & Hart LLP	Previously filed

Exhibit Number	Description of Exhibit	If Incorporated by Reference, Document with which Exhibit was Contained herein with SEC

10.1	Security Agreement, dated as of February 11, 2010, among The McClatchy Company, each other grantor from time to time party thereto, and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent	Previously filed

10.4	First Lien Intercreditor Agreement, dated as of February 11, 2010, among The McClatchy Company, the other grantors party thereto, Bank of America, N.A., as Credit Agreement Collateral Agent, The Bank of New York Mellon Trust Company, as Senior Secured Notes Collateral Agent, and each additional collateral agent from time to time party thereto	Previously filed

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges	Previously filed

23.1	Consent of Deloitte & Touche LLP, Independent Registered Accounting Firm	Previously filed

23.2	Consent of WSGR	Contained in Exhibit 5.1

24.1	Power of Attorney (see page II-17 of the original filing of this Form S-4)	Previously filed

25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Mellon Trust Company, N.A. to act as Trustee under the Indenture	Previously filed

99.1	Form of Letter of Transmittal	Previously filed

99.2	Form of Notice of Guaranteed Delivery	Previously filed

99.3	Form of Letter to Clients	Previously filed

99.4	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees	Previously filed

99.5	Guideline for Certification of Taxpayer Identification Number on Substitute IRS Form W-9	Previously filed

(b) Financial Statement Schedules: All schedules have been incorporated herein by reference or omitted because they are not applicable or not required.

Item 22.	Undertakings

The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by the controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this Form within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired or involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sacramento, State of California, on the 10th day of June, 2010.

THE MCCLATCHY COMPANY

By:	/S/ GARY B. PRUITT
Name:	Gary B. Pruitt
Title:	Chairman, President and Chief Executive Officer

Co-Registrants

EAST COAST NEWSPAPERS, INC.
CYPRESS MEDIA, INC.
MCCLATCHY INVESTMENT COMPANY
MCCLATCHY NEWSPAPERS, INC.
MCCLATCHY U.S.A., INC.
NEWSPRINT VENTURES, INC.
PACIFIC NORTHWEST PUBLISHING COMPANY, INC.
TRIBUNE NEWSPRINT COMPANY
WINGATE PAPER COMPANY

By:	*
Name:	Gary B. Pruitt
Title:	President (Principal Executive Officer)

By:	*
Name:	Patrick J. Talamantes
Title:	Vice President and Assistant Secretary (Principal Financial and Accounting Officer)

THE NEWS AND OBSERVER PUBLISHING COMPANY

By:	*
Name:	Gary B. Pruitt
Title:	Chairman of the Board (Principal Executive Officer)

By:	*
Name:	Patrick J. Talamantes
Title:	Vice President, Assistant Secretary and Assistant Treasurer (Principal Financial and Accounting Officer)

ABOARD PUBLISHING, INC.
BISCAYNE BAY PUBLISHING, INC.
KEYNOTER PUBLISHING COMPANY, INC.
MIAMI HERALD MEDIA COMPANY

By:	*
Name:	David Landsberg
Title:	President (Principal Executive Officer)

By:	*
Name:	Patrick J. Talamantes
Title:	Vice President, Assistant Secretary and Assistant Treasurer (Principal Financial and Accounting Officer)

ANCHORAGE DAILY NEWS, INC.

By:	*
Name:	J. Patrick Doyle
Title:	President (Principal Executive Officer)

By:	*
Name:	Patrick J. Talamantes
Title:	Vice President, Assistant Secretary and Assistant Treasurer (Principal Financial and Accounting Officer)

BELTON PUBLISHING COMPANY, INC.
CASS COUNTY PUBLISHING COMPANY
LEE’S SUMMIT JOURNAL, INCORPORATED

By:	*
Name:	Mark Zieman
Title:	President (Principal Executive Officer)

By:	*
Name:	Patrick J. Talamantes
Title:	Vice President, Assistant Secretary and Assistant Treasurer (Principal Financial and Accounting Officer)

COLUMBUS LEDGER-ENQUIRER, INC.

By:	*
Name:	Valerie Canepa
Title:	President and Publisher (Principal Executive Officer)

By:	*
Name:	Patrick J. Talamantes
Title:	Vice President, Assistant Secretary and Assistant Treasurer (Principal Financial and Accounting Officer)

GULF PUBLISHING COMPANY, INC.

By:	*
Name:	Glen Nardi
Title:	President and Publisher (Principal Executive Officer)

By:	*
Name:	Patrick J. Talamantes
Title:	Vice President, Assistant Secretary and Assistant Treasurer (Principal Financial and Accounting Officer)

HLB NEWSPAPERS, INC.

By:	*
Name:	Robert Weil
Title:	President (Principal Executive Officer)

By:	*
Name:	Patrick J. Talamantes
Title:	Vice President, Assistant Secretary and Assistant Treasurer (Principal Financial and Accounting Officer)

MAIL ADVERTISING CORPORATION NOR-TEX PUBLISHING, INC. STAR-TELEGRAM, INC.

By:	*
Name:	Gary Wortel
Title:	President (Principal Executive Officer)

By:	*
Name:	Patrick J. Talamantes
Title:	Vice President, Assistant Secretary and Assistant Treasurer (Principal Financial and Accounting Officer)
KELTATIM PUBLISHING COMPANY, INC. WICHITA EAGLE AND BEACON PUBLISHING COMPANY, INC.

By:	*
Name:	Skip Hidlay
Title:	President and Publisher (Principal Executive Officer)

By:	*
Name:	Patrick J. Talamantes
Title:	Vice President, Assistant Secretary and Assistant Treasurer (Principal Financial and Accounting Officer)

LEXINGTON H-L SERVICES, INC.

By:	*
Name:	Timothy Kelly
Title:	President and Publisher (Principal Executive Officer)

By:	*
Name:	Patrick J. Talamantes
Title:	Vice President, Assistant Secretary and Assistant Treasurer (Principal Financial and Accounting Officer)

MACON TELEGRAPH PUBLISHING COMPANY

By:	*
Name:	George McCanless
Title:	President and Publisher (Principal Executive Officer)

By:	*
Name:	Patrick J. Talamantes
Title:	Vice President, Assistant Secretary and Assistant Treasurer (Principal Financial and Accounting Officer)

MCCLATCHY INTERACTIVE WEST

By:	*
Name:	Chris Hendricks
Title:	President (Principal Executive Officer)

By:	*
Name:	Patrick J. Talamantes
Title:	Vice President, Assistant Secretary and Assistant Treasurer (Principal Financial and Accounting Officer)

NITTANY PRINTING AND PUBLISHING COMPANY

By:	*
Name:	Susan Leath
Title:	President and Publisher (Principal Executive Officer)

By:	*
Name:	Patrick J. Talamantes
Title:	Vice President, Assistant Secretary and Assistant Treasurer (Principal Financial and Accounting Officer)

OLYMPIC-CASCADE PUBLISHING, INC.

By:	*
Name:	George LeMasurier
Title:	President (Principal Executive Officer)

By:	*
Name:	Patrick J. Talamantes
Title:	Vice President, Assistant Secretary and Assistant Treasurer (Principal Financial and Accounting Officer)

TACOMA NEWS, INC.

By:	*
Name:	David Zeeck
Title:	President and Publisher (Principal Executive Officer)

By:	*
Name:	Patrick J. Talamantes
Title:	Vice President and Assistant Secretary (Principal Financial and Accounting Officer)

THE BRADENTON HERALD, INC.

By:	*
Name:	Robert G. Turner
Title:	President and Publisher (Principal Executive Officer)

By:	*
Name:	Patrick J. Talamantes
Title:	Vice President, Assistant Secretary and Assistant Treasurer (Principal Financial and Accounting Officer)

THE CHARLOTTE OBSERVER PUBLISHING COMPANY

By:	*
Name:	Ann Caulkins
Title:	President and Publisher (Principal Executive Officer)

By:	*
Name:	Patrick J. Talamantes
Title:	Vice President, Assistant Secretary and Assistant Treasurer (Principal Financial and Accounting Officer)

THE STATE MEDIA COMPANY

By:	*
Name:	Henry Haitz
Title:	President and Publisher (Principal Executive Officer)

By:	*
Name:	Patrick J. Talamantes
Title:	Vice President, Assistant Secretary and Assistant Treasurer (Principal Financial and Accounting Officer)

THE SUN PUBLISHING COMPANY, INC.

By:	*
Name:	Pamela Browning
Title:	President and Publisher (Principal Executive Officer)

By:	*
Name:	Patrick J. Talamantes
Title:	Vice President, Assistant Secretary and Assistant Treasurer (Principal Financial and Accounting Officer)

MCCLATCHY INTERACTIVE LLC
MCCLATCHY MANAGEMENT SERVICES, INC. QUAD COUNTY PUBLISHING, INC.

By:	*
Name:	Patrick J. Talamantes
Title:	President, Assistant Secretary and Assistant Treasurer (Principal Executive Officer)

By:	*
Name:	Elaine Lintecum
Title:	Treasurer (Principal Financial and Accounting Officer)

BELLINGHAM HERALD PUBLISHING, LLC IDAHO STATESMAN PUBLISHING, LLC OLYMPIAN PUBLISHING, LLC

By:	PACIFIC Northwest Publishing Company, Inc., their Sole Member

By:	*
Name:	Gary B. Pruitt
Title:	President (Principal Executive Officer)

By:	*
Name:	Patrick J. Talamantes
Title:	Vice President, Assistant Secretary and Assistant Treasurer (Principal Financial and Accounting Officer)

CYPRESS MEDIA, LLC

By:	CYPRESS Media, Inc., its Sole Member

By:	*
Name:	Gary B. Pruitt
Title:	President (Principal Executive Officer)

By:	*
Name:	Patrick J. Talamantes
Title:	Vice President, Assistant Secretary and Assistant Treasurer (Principal Financial and Accounting Officer)

SAN LUIS OBISPO TRIBUNE, LLC

By:	The McClatchy Company, its Sole Member

By:	*
Name:	Gary B. Pruitt
Title:	Chairman, President and Chief Executive Officer (Principal Executive Officer)

By:	*
Name:	Patrick J. Talamantes
Title:	Vice President, Finance and Chief Financial Officer (Principal Financial Officer)

By:	*
Name:	Hai Nguyen
Title:	Controller (Principal Accounting Officer)

*By:	/S/ GARY B. PRUITT
Gary B. Pruitt
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ GARY B. PRUITT Gary B. Pruitt (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) (11) (12)	Chairman, President and Chief Executive Officer (Principal Executive Officer)	June 10, 2010

/S/ PATRICK J. TALAMANTES Patrick J. Talamantes (1) (3) (4) (5) (7) (8) (9) (13)	Vice President, Finance and Chief Financial Officer (Principal Financial Officer)	June 10, 2010

* Hai Nguyen	Controller (Principal Accounting Officer)	June 10, 2010

* Elizabeth Ballantine	Director	June 10, 2010

* Leroy Barnes, Jr.	Director	June 10, 2010

* Molly Maloney Evangelisti	Director	June 10, 2010

* Kathleen Foley Feldstein	Director	June 10, 2010

* R. Larry Jinks	Director	June 10, 2010

Brown McClatchy Maloney	Director

* Kevin S. McClatchy	Director	June 10, 2010

* William McClatchy	Director	June 10, 2010

* Theodore R. Mitchell	Director	June 10, 2010

* S. Donley Ritchey	Director	June 10, 2010

Signature	Title	Date

Frederick R. Ruiz	Director

* Frank Whittaker (1) (4) (6) (9) (10) (11)	Director, certain of the Co-Registrants listed above	June 10, 2010

* Robert Weil (2) (3) (4) (6) (9) (10)	Director, certain of the Co-Registrants listed above and President (Principal Executive Officer) of HLB Newspapers, Inc.	June 10, 2010

* Karole Morgan-Prager (5) (9) (10) (11)	Director, certain of the Co-Registrants listed above	June 10, 2010

* Chris Hendricks (7)	Director, certain of the Co-Registrants listed above and President (Principal Executive Officer) of McClatchy Interactive West	June 10, 2010

* David Landsberg	President (Principal Executive Officer), certain of the Co-Registrants listed above	June 10, 2010

* J. Patrick Doyle	President (Principal Executive Officer), Anchorage Daily News, Inc.	June 10, 2010

* Mark Zieman	President (Principal Executive Officer), certain of the Co-Registrants listed above	June 10, 2010

* Valerie Canepa	President and Publisher (Principal Executive Officer), Columbus Ledger-Enquirer, Inc.	June 10, 2010

* Glen Nardi	President and Publisher (Principal Executive Officer), Gulf Publishing Company, Inc.	June 10, 2010

* Gary Wortel	President (Principal Executive Officer), certain of the Co-Registrants listed above	June 10, 2010

* Skip Hidlay	President and Publisher (Principal Executive Officer), certain of the Co-Registrants listed above	June 10, 2010

* Timothy Kelly	President and Publisher (Principal Executive Officer), Lexington H-L Services, Inc.	June 10, 2010

* George McCanless	President and Publisher (Principal Executive Officer), Macon Telegraph Publishing Company	June 10, 2010

* Susan Leath	President and Publisher (Principal Executive Officer), Nittany Printing and Publishing Company	June 10, 2010

* George LeMasurier	President (Principal Executive Officer), Olympic-Cascade Publishing, Inc.	June 10, 2010

Signature	Title	Date

* David Zeeck	President and Publisher (Principal Executive Officer), Tacoma News, Inc.	June 10, 2010

* Robert G. Turner	President and Publisher (Principal Executive Officer), The Bradenton Herald, Inc.	June 10, 2010

* Ann Caulkins	President and Publisher (Principal Executive Officer), The Charlotte Observer Publishing Company	June 10, 2010

* Henry Haitz	President and Publisher (Principal Executive Officer), The State Media Company	June 10, 2010

* Pamela Browning	President and Publisher (Principal Executive Officer), The Sun Publishing Company, Inc.	June 10, 2010

* Elaine Lintecum	Treasurer (Principal Financial and Accounting Officer), certain of the Co-Registrants listed above	June 10, 2010

*By:	/S/ GARY B. PRUITT	June 10, 2010
Gary B. Pruitt Attorney-in-fact

(1)	Mr. Pruitt, Mr. Talamantes and Mr. Whittaker comprise the entirety of the board of directors of Aboard Publishing, Inc., Newsprint Ventures, Inc., Wingate Paper Company, The Charlotte Observer Publishing Company, Miami Herald Media Company, Pacific Northwest Publishing Company, Inc., The Bradenton Herald, Inc., Keynoter Publishing Company, Inc., Biscayne Bay Publishing, Inc., Macon Telegraph Publishing Company, Quad County Publishing, Inc., Lexington H-L Services, Inc., The News and Observer Publishing Company, The State Media Company and The Sun Publishing Company, Inc.
(2)	Mr. Pruitt and Mr. Weil comprise the entirety of the board of directors of Anchorage Daily News, Inc.
(3)	Mr. Pruitt, Mr. Talamantes and Mr. Weil comprise the entirety of the board of directors of Macon Telegraph Publishing Company, Columbus Ledger-Enquirer, Inc., Wichita Eagle and Beacon Publishing Company, Inc., Keltatim Publishing Company, Inc., Gulf Publishing Company, Inc., Lee’s Summit Journal, Incorporated, Belton Publishing Company, Inc., Cass County Publishing Company, Nor-Tex Publishing, Inc., Mail Advertising Corporation, Tacoma News, Inc., Olympic-Cascade Publishing, Inc., Star-Telegram, Inc., Tribune Newsprint Company, Idaho Statesman Publishing, LLC, Bellingham Herald Publishing, LLC and Olympian Publishing, LLC.
(4)	Mr. Pruitt, Mr. Talamantes, Mr. Whittaker and Mr. Weil comprise the entirety of the board of directors of McClatchy Newspapers, Inc. and Cypress Media, LLC.
(5)	Mr. Pruitt, Mr. Talamantes and Mrs. Morgan-Prager comprise the entirety of the board of directors of McClatchy Management Services, Inc.
(6)	Mr. Pruitt, Mr. Whittaker and Mr. Weil comprise the entirety of the board of directors of San Luis Obispo Tribune, LLC.
(7)	Mr. Pruitt, Mr. Talamantes and Mr. Hendricks comprise the entirety of the board of directors of McClatchy U.S.A., Inc., McClatchy Interactive West and Nittany Printing and Publishing Company.
(8)	Mr. Pruitt and Mr. Talamantes comprise the entirety of the board of directors of McClatchy Investment Company.

(9)	Mr. Pruitt, Mr. Whittaker, Mr. Weil and Mrs. Morgan-Prager comprise the entirety of the board of directors of HLB Newspapers, Inc.
(10)	Mr. Pruitt, Mr. Talamantes, Mr. Whittaker, Mr. Weil and Mrs. Morgan-Prager comprise the entirety of the board of directors of Cypress Media, Inc.
(11)	Mr. Pruitt, Mr. Whittaker and Mrs. Morgan-Prager comprise the entirety of the board of directors of East Coast Newspapers, Inc.
(12)	Mr. Pruitt is also executing this power of attorney in his capacity as the Principal Executive Officer of certain of the Co-Registrants as listed above.
(13)	Mr. Talamantes is also executing this power of attorney in his capacity as the Principal Executive Officer or the Principal Financial and Accounting Officer of certain of the Co-Registrants as listed above.

Exhibit Number	Description of Exhibit	If Incorporated by Reference, Document with which Exhibit was Contained herein with SEC

3.1.1	Restated Certificate of Incorporation of The McClatchy Company	Incorporated by reference from Exhibit 3.1 to the registrant’s Quarterly Report on Form 10-Q filed July 27, 2006

3.1.2	Articles of Incorporation of Aboard Publishing, Inc.	Previously filed

3.1.3	Articles of Incorporation of Anchorage Daily News, Inc.	Previously filed

3.1.4	Certificate of Formation of Bellingham Herald Publishing, LLC	Previously filed

3.1.5	Articles of Incorporation of Belton Publishing Company, Inc.	Previously filed

3.1.6	Articles of Incorporation of Biscayne Bay Publishing, Inc.	Previously filed

3.1.7	Articles of Incorporation of Cass County Publishing Company	Previously filed

3.1.8	Articles of Incorporation of Columbus Ledger-Enquirer, Inc.	Previously filed

3.1.9	Certificate of Incorporation of Cypress Media, Inc.	Previously filed

3.1.10	Certificate of Formation of Cypress Media, LLC	Previously filed

3.1.11	Articles of Incorporation of East Coast Newspapers, Inc.	Previously filed

3.1.12	Articles of Incorporation of Gulf Publishing Company, Inc.	Previously filed

3.1.13	Articles of Incorporation of HLB Newspapers, Inc.	Previously filed

3.1.14	Certificate of Formation of Idaho Statesman Publishing, LLC	Previously filed

3.1.15	Articles of Incorporation of Keltatim Publishing Company, Inc.	Previously filed

3.1.16	Certifacate of Incorporation of Keynoter Publishing Company, Inc.	Previously filed

3.1.17	Articles of Incorporation of Lee’s Summit Journal, Incorporated	Previously filed

3.1.18	Articles of Incorporation of Lexington H-L Services, Inc.	Previously filed

3.1.19	Articles of Incorporation of Macon Telegraph Publishing Company	Previously filed

3.1.20	Articles of Incorporation of Mail Advertising Corporation	Previously filed

3.1.21	Certificate of Formation of McClatchy Interactive LLC	Previously filed

3.1.22	Certificate of Incorporation of McClatchy Interactive West	Previously filed

3.1.23	Certificate of Incorporation of McClatchy Investment Company	Previously filed

3.1.24	Certificate of Incorporation of McClatchy Management Services, Inc.	Previously filed

3.1.25	Certificate of Incorporation of McClatchy Newspapers, Inc.	Previously filed

3.1.26	Certificate of Incorporation of McClatchy U.S.A., Inc.	Previously filed

3.1.27	Certificate of Incorporation of Miami Herald Media Company	Previously filed

3.1.28	Articles of Incorporation of Newsprint Ventures, Inc.	Previously filed

3.1.29	Articles of Incorporation of Nittany Printing and Publishing Company	Previously filed

Exhibit Number	Description of Exhibit	If Incorporated by Reference, Document with which Exhibit was Contained herein with SEC

3.1.30	Articles of Incorporation of Nor-Tex Publishing, Inc.	Previously filed

3.1.31	Certificate of Formation of Olympian Publishing, LLC	Previously filed

3.1.32	Articles of Incorporation of Olympic-Cascade Publishing, Inc.	Previously filed

3.1.33	Certificate of Incorporation of Pacific Northwest Publishing Company, Inc.	Previously filed

3.1.34	Articles of Incorporation of Quad County Publishing, Inc.	Previously filed

3.1.35	Certificate of Formation of San Luis Obispo Tribune, LLC	Previously filed

3.1.36	Certificate of Incorporation of Star-Telegram, Inc.	Previously filed

3.1.37	Articles of Incorporation of Tacoma News, Inc.	Previously filed

3.1.38	Articles of Incorporation of The Bradenton Herald, Inc.	Previously filed

3.1.39	Certificate of Incorporation of The Charlotte Observer Publishing Company	Previously filed

3.1.40	Articles of Incorporation of The News and Observer Publishing Company	Previously filed

3.1.41	Certificate of Incorporation of The State Media Company	Previously filed

3.1.42	Articles of Incorporation of The Sun Publishing Company, Inc.	Previously filed

3.1.43	Articles of Incorporation of Tribune Newsprint Company	Previously filed

3.1.44	Restated and Amended Articles of Incorporation of Wichita Eagle and Beacon Publishing Company, Inc.	Previously filed

3.1.45	Certificate of Incorporation of Wingate Paper Company	Previously filed

3.2.1	Amended and Restated Bylaws of The McClatchy Company	Incorporated by reference from Exhibit 3.2 to the registrant’s Current Report on Form 8-K filed June 28, 2006

3.2.2	Bylaws of Aboard Publishing, Inc.	Previously filed

3.2.3	Bylaws of Anchorage Daily News, Inc.	Previously filed

3.2.4	Limited Liability Company Agreement of Bellingham Herald Publishing, LLC	Previously filed

3.2.5	Amended and Restated, Bylaws of Belton Publishing Company, Inc.	Previously filed

3.2.6	Bylaws of Biscayne Bay Publishing, Inc.	Previously filed

3.2.7	Amended and Restated, Bylaws of Cass County Publishing Company	Previously filed

3.2.8	Bylaws of Columbus Ledger-Enquirer, Inc.	Previously filed

3.2.9	Amended and Restated Bylaws of Cypress Media, Inc.	Previously filed

3.2.10	Limited Liability Company Agreement of Cypress Media, LLC	Previously filed

3.2.11	Bylaws of East Coast Newspapers, Inc.	Previously filed

3.2.12	Bylaws of Gulf Publishing Company, Inc.	Previously filed

3.2.13	Amended and Restated Bylaws of HLB Newspapers, Inc.	Previously filed

Exhibit Number	Description of Exhibit	If Incorporated by Reference, Document with which Exhibit was Contained herein with SEC
3.2.14	Limited Liability Company Agreement of Idaho Statesman Publishing, LLC	Previously filed

3.2.15	Bylaws of Keltatim Publishing Company, Inc.	Previously filed

3.2.16	Bylaws of Keynoter Publishing Company, Inc.	Previously filed

3.2.17	Bylaws of Lee’s Summit Journal, Incorporated	Previously filed

3.2.18	Amended and Restated Bylaws of Lexington H-L Services, Inc.	Previously filed

3.2.19	Bylaws of Macon Telegraph Publishing Company	Previously filed

3.2.20	Amended and Restated Bylaws of Mail Advertising Corporation	Previously filed

3.2.21	Limited Liability Company Operating Agreement of McClatchy Interactive LLC	Previously filed

3.2.22	Bylaws of McClatchy Interactive West	Previously filed

3.2.23	Bylaws of McClatchy Investment Company	Previously filed

3.2.24	Bylaws of McClatchy Management Services, Inc.	Previously filed

3.2.25	Bylaws of McClatchy Newspapers, Inc.	Previously filed

3.2.26	Bylaws of McClatchy U.S.A., Inc.	Previously filed

3.2.27	Bylaws of Miami Herald Media Company	Previously filed

3.2.28	Bylaws of Newsprint Ventures, Inc.	Previously filed

3.2.29	Bylaws of Nittany Printing and Publishing Company	Previously filed

3.2.30	Bylaws of Nor-Tex Publishing, Inc.	Previously filed

3.2.31	Limited Liability Company Agreement of Olympian Publishing, LLC	Previously filed

3.2.32	Bylaws of Olympic-Cascade Publishing, Inc.	Previously filed

3.2.33	Bylaws of Pacific Northwest Publishing Company, Inc.	Previously filed

3.2.34	Bylaws of Quad County Publishing, Inc.	Previously filed

3.2.35	Operating Agreement of San Luis Obispo Tribune, LLC	Previously filed

3.2.36	Bylaws of Star-Telegram, Inc.	Previously filed

3.2.37	Bylaws of Tacoma News, Inc.	Previously filed

3.2.38	Bylaws of The Bradenton Herald, Inc.	Previously filed

3.2.39	Bylaws of The Charlotte Observer Publishing Company	Previously filed

3.2.40	Bylaws of The News and Observer Publishing Company	Previously filed

3.2.41	Amended and Restated Bylaws of The State Media Company	Previously filed

3.2.42	Bylaws of The Sun Publishing Company, Inc.	Previously filed

3.2.43	Bylaws of Tribune Newsprint Company	Previously filed

3.2.44	Bylaws of Wichita Eagle and Beacon Publishing Company, Inc.	Previously filed

3.2.45	Bylaws of Wingate Paper Company	Previously filed

Exhibit Number	Description of Exhibit	If Incorporated by Reference, Document with which Exhibit was Contained herein with SEC
4.1	Indenture dated February 11, 2010, among The McClatchy Company, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference from Exhibit 4.1 to the registrant’s Current Report on Form 8-K filed February 17, 2010

4.2	Form of 11.50% Senior Secured Notes due 2017	Contained in Exhibit 4.1

4.3	Form of Guaranty of 11.50% Senior Secured Notes due 2017	Contained in Exhibit 4.1

4.4	Registration Rights Agreement, dated as of February 11, 2010, among The McClatchy Company, the guarantors from time to time party thereto, and J.P. Morgan Securities Inc., as representative of the several initial purchasers	Incorporated by reference from Exhibit 4.2 to the registrant’s Current Report on Form 8-K filed February 17, 2010

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation (“WSGR”) relating to the validity of the securities registered hereby	Previously filed

5.2.1	Opinion of Davis Wright Termaine LLP	Previously filed

5.2.2	Opinion of Holland & Knight LLP	Previously filed

5.2.3	Opinion of Carlton Fields, P.A.	Contained herein

5.2.4	Opinion of Lewis, Rice & Fingersh, L.C. (Illinois)	Previously filed

5.2.5	Opinion of Fleeson, Gooing, Coulson & Kitch, L.L.C.	Previously filed

5.2.6	Opinion of Stoll Keenon Ogden PLLC	Previously filed

5.2.7	Opinion of Watkins Ludlam Winter & Stennis, P.A.	Previously filed

5.2.8	Opinion of Lewis, Rice & Fingersh, L.C. (Missouri)	Previously filed

5.2.9	Opinion of McGuire Woods LLP	Previously filed

5.2.10	Opinion of Eisenstein & Bower, LLP	Previously filed

5.2.11	Opinion of Wyche, Burgess, Freeman & Parham, P.A.	Previously filed

5.2.12	Opinion of Holland & Hart LLP	Previously filed

10.1	Security Agreement, dated as of February 11, 2010, among The McClatchy Company, each other grantor from time to time party thereto, and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent	Previously filed

10.4	First Lien Intercreditor Agreement, dated as of February 11, 2010, among The McClatchy Company, the other grantors party thereto, Bank of America, N.A., as Credit Agreement Collateral Agent, The Bank of New York Mellon Trust Company, as Senior Secured Notes Collateral Agent, and each additional collateral agent from time to time party thereto	Previously filed

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges	Previously filed

23.1	Consent of Deloitte & Touche LLP, Independent Registered Accounting Firm	Previously filed

23.2	Consent of WSGR	Contained in Exhibit 5.1

24.1	Power of Attorney (see page II-17 of the original filing of this Form S-4)	Previously filed

25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Mellon Trust Company, N.A. to act as Trustee under the Indenture	Previously filed

99.1	Form of Letter of Transmittal	Previously filed

99.2	Form of Notice of Guaranteed Delivery	Previously filed

99.3	Form of Letter to Clients	Previously filed

99.4	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees	Previously filed

99.5	Guideline for Certification of Taxpayer Identification Number on Substitute IRS Form W-9	Previously filed